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                                                                    EXHIBIT 23.7


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
02wireless Solutions, Inc.:

We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.


KPMG LLP



Atlanta, Georgia
July 5, 2000